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                                                                    EXHIBIT 10.4

                               AMENDMENT NO. 1 TO
                             NOTE PURCHASE AGREEMENT


     AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT (this "Amendment"), dated as of June 29, 2005, among Page Funding LLC (the "Issuer"), Consumer Portfiolio Services, Inc. (the "Servicer") and UBS Real Estate Securities Inc. (the "Note Purchaser"), amending that certain Note Purchase Agreement dated as of June 30, 2004 (the "Note Purchase Agreement"), among the Issuer, the Servicer and the Note Purchaser.

     WHEREAS, pursuant to Section 9.01 of the Note Purchase Agreement and on the terms and conditions set forth herein, the parties hereto desire to amend the Note Purchase Agreement as provided herein.

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Defined Terms. As used in this Amendment capitalized terms have the same meanings assigned thereto in the Note Purchase Agreement.

     Section 2. Amendment of Section 1.01. Section 1.01 of the Note Purchase Agreement is hereby amended by deleting the following clause:

     "In addition, the following terms shall have the following meaning and definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine:"

     Section 3. Amendment of Section 2.05. Section 2.05 of the Note Purchase Agreement is hereby amended by deleting the words "or such later date as the Note Purchaser, and the Issuer may agree in writing, in their sole discretion."

     Section 4. Amendment of Section 6.03. Section 6.03 of the Note Purchase Agreement is hereby amended as follows:

          (A) Clause (l) is hereby amended by deleting "9.0%" and replacing it with "8.0%".

          (B) Clause (n) (as reflected in the Note Purchase Agreement immediately prior to this Amendment) shall be clause (o) upon the effectiveness of this Amendment.

          (C) Clause (n) (as reflected in the Note Purchase Agreement upon the effectiveness of this Amendment) shall read as follows:

               "(n) if any TFC Receivables are being purchased in connection with such Advance, no TFC Funding Termination Event shall have occurred."

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     Section 5. Amendment of Section 8.03. Section 8.03(a) of the Note Purchase
Agreement is hereby amended by inserting the clause, "except as otherwise provided by Section 4.18 of the Sale and Servicing Agreement," after the words "provided, however," in the first sentence thereof.

     Section 6. Effectiveness. This Amendment shall be effective from and after the date hereof.

     Section 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS AMENDMENT SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     Section 8. Severability; Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 9. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

                                          PAGE FUNDING LLC


                                          By: /s/


                                          CONSUMER PORTFOLIO SERVICES, INC.


                                          By: /s/


                                          UBS REAL ESTATE SECURITIES INC.


                                          By: /s/